EXHIBIT 13








                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





       In connection with Amendment No. 1 on Form 20-F/A of Head N.V. (the "Company") for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify that to the best of our knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    June 20, 2006                          By: /s/ Johan Eliasch
                                                --------------------------------
                                                Johan Eliasch
                                                Chief Executive Officer,
                                                Chairman of the Management Board


Date:    June 20, 2006                          By:  /s/ Ralf Bernhart
                                                --------------------------------
                                                Ralf Bernhart
                                                Chief Financial Officer,
                                                Member of the Management Board